EXHIBIT 99
                                                                      ----------

[GOLDMAN SACHS LOGO]
                                       WMC                                                        18:05 Monday, August 12, 2002   1
                            Portfolio Summary Report
                        Prepared by Goldman, Sachs & Co.
___________________________________________________________________________________________________________________________________
Pg   Pool Classification                      Loans     Principal Balance  Gross WAC  Orig WAM  St WAM  Am WAM  St Age
___________________________________________________________________________________________________________________________________
0001 All Loans                                3,224       $488,716,228.40       8.58    358.57  341.85  358.28    0.03
___________________________________________________________________________________________________________________________________
*** TOTALS ***                                3,224       $488,716,228.40
___________________________________________________________________________________________________________________________________


Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN SACHS LOGO]    Project:              WMC                                                 August 12, 2002  18:05  PAGE 0001
                        ALL LOANS             All Loans


 ____________________________________________________________________________________________________________________________
| Loans|  Principal Balance|Gross WAC| Orig WAM| St WAM| Am WAM| St Age|  OLTV|  CLTV|Comb L| Margin|Max Rat|Min Rat|Per Cap|
|______|___________________|_________|_________|_______|_______|_______|______|______|______|_______|_______|_______|_______|
| 3,224|    $488,716,228.40|     8.58|   358.57| 341.85| 358.28|   0.03| 82.89| 75.40| 90.94|   5.99|  14.70|   8.22|   1.00|
|______|___________________|_________|_________|_______|_______|_______|______|______|______|_______|_______|_______|_______|

(Continued)
 ___________________________________________
| Loans|1st Adj|    MTR|   FICO|         DTI|
|______|_______|_______|_______|____________|
| 3,224|   1.60|  24.36|    638|      39.532|
|______|_______|_______|_______|____________|


 ____________________________________________________________________________________________________________________________
|Gross Rate          |Current Balance          |Orig Term            |St WAM               |AM WAM               |St Age     |
|____________________|_________________________|_____________________|_____________________|_____________________|___________|
|5.75 - 5.99%    0.37|   $0.00-$ 25,000    0.66|151 - 180 Mths   0.73|151 - 180 Mths   9.97|151 - 180 Mths   0.75|  0   97.91|
|6.00 - 6.249%   0.03|  $25,001-$ 50,000   3.56|181 - 240 Mths   0.10|181 - 240 Mths   0.11|181 - 240 Mths   0.12|  1    1.64|
|6.25 - 6.49%    0.83|  $50,001-$ 75,000   5.54|331 - 360 Mths  99.17|331 - 360 Mths  89.87|241 - 300 Mths   0.11|  2    0.41|
|6.50 - 6.749%   2.41|  $75,001-$100,000   5.86|                     |361 - 420 Mths   0.06|301 - 330 Mths   0.07|  3    0.02|
|6.75 - 6.99%    8.46| $100,001-$120,000   5.04|                     |                     |331 - 360 Mths  88.89|  4    0.04|
|7.00 - 7.249%   2.74| $120,001-$140,000   5.72|                     |                     |361 - 420 Mths  10.07|           |
|7.25 - 7.49%    6.23| $140,001-$160,000   6.50|                     |                     |                     |           |
|7.50 - 7.749%  10.20| $160,001-$180,000   5.83|                     |                     |                     |           |
|7.75 - 7.99%   15.20| $180,001-$200,000   6.48|                     |                     |                     |           |
|8.00 - 8.249%   2.57| $200,001-$250,000  14.69|                     |                     |                     |           |
|8.25 - 8.49%    5.72| $250,001-$300,000  10.63|                     |                     |                     |           |
|8.50 - 8.749%   7.56| $300,001-$350,000   7.82|                     |                     |                     |           |
|8.75 - 8.99%   11.23| $350,001-$400,000   7.11|                     |                     |                     |           |
|9.00 - 9.249%   1.95| $400,001-$450,000   4.35|                     |                     |                     |           |
|9.25 - 9.49%    3.05| $450,001-$500,000   4.20|                     |                     |                     |           |
|*More*         21.45|*More*               6.01|                     |                     |                     |           |
|____________________|_________________________|_____________________|_____________________|_____________________|___________|


 __________________________________________________________________________________________________________________________________
|Geography          |City             |Zip         |Orig LTV          |Comb LTV           |DTI               |FICO         |Lien   |
|___________________|_________________|____________|__________________|___________________|__________________|_____________|_______|
|California    57.45|LOS ANGELES  4.86|94080   0.65|0%            0.05|20.01-30.00%   0.09|0%            0.06|Missing  0.04|1 90.60|
|Arizona        4.29|SAN DIEGO    1.56|91364   0.60|20.01-30.00%  0.09|30.01-40.00%   0.11| 0.01-10.00%  1.00|500-539  6.55|2  9.40|
|Florida        3.64|OXNARD       1.27|91344   0.58|30.01-40.00%  0.15|40.01-50.00%   0.54|10.01-20.00%  2.75|540-559  4.56|       |
|New York       3.46|LONG BEACH   1.12|91342   0.55|40.01-50.00%  0.51|50.01-60.00%   1.30|20.01-30.00% 10.27|560-579  5.23|       |
|Texas          2.86|PHOENIX      1.06|93033   0.52|50.01-60.00%  1.47|60.01-70.00%   4.33|30.01-40.00% 30.64|580-599  7.67|       |
|Virginia       2.71|SIMI VALLEY  0.84|93030   0.47|60.01-70.00%  4.52|70.01-75.00%   3.92|40.01-50.00% 47.13|600-619 10.37|       |
|Pennsylvania   2.53|LAS VEGAS    0.77|91304   0.47|70.01-75.00%  6.02|75.01-80.00%  10.79|50.01-60.00%  8.15|620-639 15.19|       |
|Massachusetts  2.18|SAN JOSE     0.75|90045   0.46|75.01-80.00% 48.96|80.01-85.00%   9.17|                  |640-659 16.88|       |
|Colorado       2.17|VENTURA      0.69|91011   0.46|80.01-85.00%  9.32|85.01-90.00%  12.97|                  |660-679 11.43|       |
|Illinois       1.86|MESA         0.69|95132   0.43|85.01-90.00% 12.26|90.01-95.00%  12.10|                  |680-699  7.49|       |
|Michigan       1.85|WOODLAND HI  0.68|93063   0.43|90.01-95.00%  7.53|95.01-100.00% 44.69|                  |700-719  5.84|       |
|Georgia        1.83|SOUTH SAN F  0.65|93065   0.41|95.01-100.00% 9.12|                   |                  |720-739  3.72|       |
|New Jersey     1.54|CORONA       0.64|91335   0.40|                  |                   |                  |740-759  3.23|       |
|*More*        11.63|*More*      84.44|*More* 93.57|                  |                   |                  |*More*   1.80|       |
|___________________|_________________|____________|__________________|___________________|__________________|_____________|_______|


 _____________________________________________________________________________________________________________________________
|Property Type            |Grade       |Occupancy           |Purpose                 |Docs              |Orig Source         |
|_________________________|____________|____________________|________________________|__________________|____________________|
|Single Family       71.13|A      25.89|Owner Occupie  95.06|Purchase           59.32|Full Doc     44.64|Whole Sale     94.65|
|Detached PUD        11.79|A-     14.93|Investment      3.70|Cash out Refi      33.36|Streamlined  24.86|Correspondent   5.29|
|Condo                8.42|AA     42.50|Vacation        1.24|Rate/Term Refi      6.49|Stated Doc   16.18|                0.06|
|Duplex               3.65|B       9.45|                    |Texas Cashout       0.83|Alt Doc       6.51|                    |
|Attached PUD         1.92|B+      5.55|                    |                        |Lite Doc      3.98|                    |
|4+ Units             1.71|C       1.69|                    |                        |Limited Doc   3.74|                    |
|Triplex              1.29|            |                    |                        |              0.10|                    |
|Manufactured Housi   0.08|            |                    |                        |                  |                    |
|*More*               0.01|            |                    |                        |                  |                    |
|_________________________|____________|____________________|________________________|__________________|____________________|

(Continued)
 ___________________________________________________________________
|Property Type            |Prepay Term              |Prepay Term    |
|_________________________|_________________________|_______________|
|Single Family       71.13|6 months interest   81.85|    2     65.08|
|Detached PUD        11.79|No penalty          15.56|    0     14.26|
|Condo                8.42|2% of 80% UPB        2.26|    3     10.45|
|Duplex               3.65|1% of 80% UPB        0.30|    5      5.63|
|Attached PUD         1.92|5% on 80% UPB        0.02|    1      4.58|
|4+ Units             1.71|5/4/3/2/1            0.01|               |
|Triplex              1.29|6 months interest    0.01|               |
|Manufactured Housi   0.08|                         |               |
|*More*               0.01|                         |               |
|_________________________|_________________________|_______________|


 _________________________________________________________________________________________________________________________
|Amort                 |Margin                |Maxrate               |Life Floor            |1st Adj Cap   |Periodic Cap  |
|______________________|______________________|______________________|______________________|______________|______________|
|2/28 ARM         73.02| N/A             21.52| N/A             21.52| N/A             21.52| .       21.46| .       21.46|
|Fixed            21.46| 2.50- 2.99%      0.05| 9.00- 9.49%      0.05| 3.00- 3.49%      0.05| 1        0.32| 1       78.54|
|3/27 ARM          5.51| 3.00- 3.49%      0.10|11.00-11.49%      0.05| 5.50- 5.99%      0.37| 2       73.02|              |
|                      | 3.50- 3.99%      0.09|11.50-11.99%      0.03| 6.00- 6.49%      0.88| 3        5.20|              |
|                      | 4.00- 4.49%      2.08|12.00-12.49%      0.39| 6.50- 6.99%     10.55|              |              |
|                      | 4.50- 4.99%      6.58|12.50-12.99%      1.14| 7.00- 7.49%      7.40|              |              |
|                      | 5.00- 5.49%     12.98|13.00-13.49%     10.61| 7.50- 7.99%     21.05|              |              |
|                      | 5.50- 5.99%     17.25|13.50-13.99%      7.48| 8.00- 8.49%      7.11|              |              |
|                      | 6.00- 6.49%     17.81|14.00-14.49%     20.91| 8.50- 8.99%     15.59|              |              |
|                      | 6.50- 6.99%      9.90|14.50-14.99%      6.92| 9.00- 9.49%      4.13|              |              |
|                      | 7.00- 7.49%      4.25|15.00-15.49%     15.47| 9.50- 9.99%      6.85|              |              |
|                      |*More*            7.39|*More*           15.44|*More*            4.49|              |              |
|______________________|______________________|______________________|______________________|______________|______________|

(Continued)
 _________________________________________________________________________
|Amort                 |MTR                   |Balloon    |Section 32     |
|______________________|______________________|___________|_______________|
|2/28 ARM         73.02|Missing          21.46|      90.75|N         99.81|
|Fixed            21.46|  1-12            0.32|Y      9.25|Y          0.19|
|3/27 ARM          5.51| 13-24           72.90|           |               |
|                      | 25-36            5.32|           |               |
|                      |                      |           |               |
|                      |                      |           |               |
|                      |                      |           |               |
|                      |                      |           |               |
|                      |                      |           |               |
|                      |                      |           |               |
|                      |                      |           |               |
|                      |                      |           |               |
|______________________|______________________|___________|_______________|


Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.